UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2024

ODYSSEY MARINE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31895	84-1018684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 S. Hoover Blvd., Suite 210

Tampa, Florida 33609

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (813) 876-1776

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OMEX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Non-Reliance on Previously Issued Financial Statements

The audit committee and the board of directors of the Company, in consultation with the Company’s management, concluded on February 20, 2024, that the Company should restate certain of its consolidated financial statements, which should no longer be relied upon. The affected financial statements are those included in the Company’s Forms 10-Q for each of the interim periods ended June 30, 2019, through June 30, 2023, and Forms 10-K for each of the years ended December 31, 2019, through December 31, 2022. The restatement relates primarily to the accounting and classification of the Company’s litigation financing as a derivative liability instead of as a loan payable.

During the preparation of its consolidated financial statements for the three- and nine-month periods ended September 30, 2023, a question arose regarding the historical accounting treatment of the Litigation Financing (as defined below), as a result of which the Company reevaluated its accounting treatment of the Litigation Financing and determined that it should be accounted for and classified as a derivative liability on the balance sheet, measured at fair value at each reporting date, with the corresponding change in market value being accounted for in the statement of operations. At the inception of the Litigation Financing in 2019, the Company, with the assistance of external accounting advisors, concluded that it should account for the Litigation Financing as a loan payable, and the related accrued interest as a short-term liability, in its consolidated financial statements beginning in the second quarter of 2019.

The Litigation Financing was provided to the Company and its subsidiary, Exploraciones Oceánicas S. de R.L. de C.V. (together, the “Claimholder”) pursuant to an International Claims Enforcement Agreement dated as of June 14, 2019 (as thereafter amended and restated, the “ICEA”), with Poplar Falls LLC (the “Funder”), pursuant to which the Funder has provided an aggregate of approximately $24.9 million (the “Litigation Financing”) to fund certain expenses relating to the Claimholder’s pending arbitration against the United States of Mexico under Chapter Eleven of the North American Free Trade Agreement (the “Arbitration”). The ICEA was originally filed as an exhibit to the Company’s Current Report on Form 8-K filed on June 20, 2019; the most recent version, the Third Amended and Restated International Claims Enforcement Agreement dated as of June 14, 2021, was filed as an exhibit to the Company’s Current Report on Form 8-K filed on June 17, 2021; and full descriptions of the ICEA, the Litigation Financing, and the Arbitration are disclosed in the Company’s Form 10-K for the year ended December 31, 2022, filed on March 31, 2023, as well as in several of the Company’s earlier Forms 10-Q and Forms 10-K.

The change in accounting treatment does not reflect any change in the Company’s expectations regarding the outcome of the Arbitration or any amendment or modification of the ICEA, or of the Company’s anticipated cash flows. It is a change in the accounting treatment of the Litigation Financing resulting in certain reclassifications in the financial statements.

The Company will correct the error by restating its consolidated financial statements for the fiscal year ended December 31, 2022, and for the interim periods ended March 31, 2023 and 2022, June 30, 2023 and 2022, and September 30, 2022. The restated financial statements will be audited or reviewed, as applicable, by Grant Thornton LLP, the Company’s current independent registered public accounting firm. The Company is working diligently with its auditors to file the appropriate reports with the restated financial statements as soon as practicable. The adjustments to the consolidated financial statement items for the affected periods will be described in expanded disclosure in the consolidated financial statements included in the Company’s Form 10-K or Forms 10-Q, as appropriate, including a more detailed description of the restatement and its impact on previously reported consolidated financial statements.

Based on its preliminary assessment, the Company expects the amounts that it will report as a long-term derivative liability related to the ICEA in its restated consolidated financial statements will not be significantly different than the total liability amounts related to the ICEA in the corresponding prior consolidated financial statements for as contained in the Form 10-K or Form 10-Q for each affected period. The Company cautions that, as of the date of this Current Report on Form 8-K, the restated consolidated financial statements have not been reviewed or audited by its independent registered public accounting firm, and the Company therefore cannot provide any assurances regarding the scope or magnitude of the adjustments. The ICEA has been recorded as a long-term liability in the Company’s prior consolidated financial statements as a loan payable and as a short-term liability for the related interest expense. The total amount of the liability associated with the Litigation Financing, as originally reported in Odyssey’s consolidated financial statements for the fiscal year ended December 31, 2022, was approximately $47.2 million.

The Company does not anticipate the change in accounting treatment of the Litigation Financing to result in any significant change to total liabilities, total assets, equity, income, or earnings per share in any of the affected periods based on its preliminary assessment. Although the restated consolidated financial statements have not been reviewed or audited by its independent registered public accounting firm, and the Company therefore cannot provide any assurances regarding the items to be restated, the Company expects the primary adjustments in the restated consolidated financial statements to include accounting and classification changes of:

•	the loan payable and related accrued interest to a derivative liability on the balance sheet;

•	the interest expense relating to the Litigation Financing to a change in derivative liabilities fair value on the income statement; and

•	the accrued expenses to changes in derivative liabilities fair value within cash flows from operating activities on the statement of cash flows.

Management concluded that the error above is consistent with the Company’s existing material weakness in internal control over financial reporting as of June 30, 2023, as previously disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2023. The audit committee of the board of directors of the Company has discussed with Grant Thornton LLP, the Company’s current independent registered public accounting firm, and with Warren Averett, LLC, the Company’s former independent registered public accounting firm, the matters disclosed in this Item 4.02.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that constitutes forward-looking statements. Forward-looking statements often address our expected future business and financial performance, the amount of time expected to complete certain activities, or the scope of certain activities we intend to undertake. Forward-looking statements often contain words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” or “will.” By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Examples of such forward-looking statements include, but are not limited to, statements regarding our expectations with respect to the magnitude and nature of anticipated adjustments to be reflected in our restated financial statements, the financial statements affected by the adjustments and the periods covered thereby, and the accounts likely to be affected by the adjustments. Factors that could cause or contribute to such differences include: the preparation of and the audit or review, as applicable, of the amended Forms 10-K and Forms 10-Q, including the financial statements included therein; and the subsequent discovery of additional adjustments to the Company’s previously issued financial statements. Actual events or results may differ materially from the Company’s expectations. In addition, our financial results, financial condition, and stock price may suffer as a result of this review and any subsequent determinations from this process or any actions taken by governmental or other regulatory bodies as a result of this process. We do not undertake to update our forward-looking statements, except as required by applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY MARINE EXPLORATION, INC.

Dated: February 26, 2024	By:	/s/ Mark D. Gordon
Mark D. Gordon
Chief Executive Officer